THE ALGER FUNDS II

Alger Responsible Investing Fund

Supplement dated March 28, 2018 to the

Summary and Statutory Prospectuses

dated March 1, 2018

The below table deletes and replaces the table under the section “Management”  on page 4 of the Class A, Class C, Class I and Class Z Shares summary prospectuses, page 13 of the Class A and Class C Shares statutory prospectus and pages 18 and 24 of the Class I and Class Z statutory prospectus.

Investment Manager	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, Inc.	Gregory S. Adams , CFA Senior Vice President, Director of Quantitative & Risk Management and Portfolio Manager Since December 2016

The following replaces in its entirety the entry for Alger Responsible Investing Fund in the chart under the heading “Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments” on page 37 of the Class A and Class C Shares statutory prospectus and page 59 of the Class I and Class Z Shares statutory prospectus.

Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Managers	Since
Alger Spectra Fund	Ankur Crawford, Ph.D. Patrick Kelly, CFA	June 2915 September 2004
Alger Responsible Investing Fund	Gregory S. Adams, CFA	December 2016
Alger Dynamic Opportunities Fund	Dan C. Chung, CFA Gregory S. Adams, CFA H. George Dai, Ph.D. Joshua D. Bennett, CFA Daniel J. Brazeau, CFA	Inception (11/2/09) Inception (11/2/09) March 2017 March 2017 March 2017
Alger Emerging Markets Fund	Deborah Vélez Medenica, CFA	Inception (12/29/10)

•                  Mr. Adams has been employed by the Manager since 2006. He became a Senior Vice President and the Director of Quantitative & Risk Management in 2006, and a portfolio manager in 2012. From 2006 through 2012, Mr. Adams was a Senior Analyst.

•                  Mr. Bennett is a Senior Managing Director, Director of Research of Weatherbie. He joined Weatherbie in 2007.

•                  Mr. Brazeau is a Managing Director, Investments of Weatherbie. He joined Weatherbie in 2004.

•                  Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006.

•                  Ms. Crawford has been employed by the Manager since 2004. She became a portfolio manager and a Senior Vice President in 2010. She served as Vice President and an Analyst from 2007 to 2010, and a Senior Analyst from 2010 to 2016.

•                  Mr. Dai is a Senior Managing Director and Co-Chief Investment Officer of Weatherbie. He joined Weatherbie in 2001.

•                  Mr. Kelly has been employed by the Manager since 1999. He became a portfolio manager in 2004, an Executive Vice President in 2008, and the Head of Alger Capital Appreciation and Spectra Strategies in 2015.

•                  Ms. Vélez Medenica has been employed by the Manager since 2010 as a portfolio manager and a Senior Vice President.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund securities.

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S-Resp Z 3118

THE ALGER FUNDS II

Alger Responsible Investing Fund

Supplement dated March 28, 2018 to the

Statement of Additional Information

dated March 1, 2018

The sections “Other Account Managed by Portfolio Managers” and “Securities Owned by the Portfolio Managers” on page 38 and 39 of the statement of additional information are hereby deleted and replaced with the following.

Other Accounts Managed by Portfolio Managers

The numbers and assets of other accounts managed by the portfolio managers of the Fund as of October 31, 2017, are as follows.  Except at noted below, no account’s advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Gregory Adams*	3	$225,005,175	3	$70,511,810	11	$12,358,797
Joshua D. Bennettx†	2	$196,897,982	9	$127,045,666	16	$722,938,169
Daniel J. Brazeau		—	8	$73,523,131		—
Dan C. Chung*∞	8	$1,163,007,603	3	$70,511,810	8	$695,672,131
Ankur Crawford#	4	$7,159,988,786	8	$1,777,391,266	58	$3,152,596,723
H. George Dai[x]†	2	$196,897,982	9	$127,045,666	16	$722,938,169
Patrick Kelly#	4	$7,159,988,786	8	$1,777,391,266	58	$3,152,596,723
Deborah Vélez Medenica	1	$3,699,615	1	$36,474,218		—

*               The portfolio manager also manages Alger Dynamic Return Fund, a hedge fund included as a pooled investment vehicle. The advisory fee of Alger Dynamic Return Fund is based on the performance of the account, which had assets of approximately $25 million as of October 31, 2017.

x               The portfolio manager also manages a separate account, included in “Other Accounts,” which may charge additional fees based on the performance of the account. The account had assets of approximately $108 million as of October 31, 2017.

†               The portfolio manager also manages a private hedge fund, included in “Other Pooled Investment Vehicles,” which may charge additional fees based on the performance of the account. The account had assets of approximately $27 million as of October 31, 2017.

∞             As of March 28, 2018, Dan Chung no longer manages the Alger Global Growth Fund.

#               The portfolio manager also manages a separate account, included in “Other Accounts,” with advisory fees based on the performance of the account. The account had assets of approximately $187 million as of October 31, 2017.

Securities Owned by the Portfolio Managers

The following table shows each current portfolio manager’s beneficial interest as of December 31, 2017, by dollar range, in the shares of the Fund. The ranges are as follows: A = none; B = $1  — $10,000; C = $10,001  — $50,000; D = $50,001  — $100,000; E = $100,001  — $500,000; F = $500,001  —$1,000,000; G = over $1,000,000.

	Fund	Range
Gregory Adams	Dynamic Fund	E*
	Responsible Fund	C
Joshua D. Bennett	Dynamic Fund	C
Daniel J. Brazeau	Dynamic Fund	C
Dan C. Chung	Dynamic Fund	E
Ankur Crawford	Spectra Fund	E*
H. George Dai	Dynamic Fund	C
Patrick Kelly	Spectra Fund	G*
Deborah Vélez Medenica	Responsible Fund	E*

*               A portion of these amounts represents vested or unvested shares held in various qualified and non-qualified deferred compensation plans sponsored by the Manager in which the portfolio manager participates. Information provided is based on current valuations of portfolio manager ownership in such plans where obtainable or on initial values (which may increase or decrease) where current valuations are not timely available.

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